UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

HIVE DIGITAL TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-40398	98-1831411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Callaghan Road, Suite 128
 San Antonio, Texas, United States 78229
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 664-1078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, without par value	HIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure regarding the Amendment (as defined below) set forth in Item 5.04 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2026, HIVE Digital Technologies Ltd. (the "Company") adopted an amendment to its Articles of Incorporation (the "Amendment"), effective as such date. The Amendment effectuated an increase in the quorum required for the transaction of business at a meeting of the Company's shareholders to two (2) persons, present in person or by proxy and who, in the aggregate, own at least 33 1/3% of the Company's issued and outstanding common stock. Prior to the Amendment, the Company's Articles provided that two shareholders, present in person or by proxy, constituted a quorum. The Amendment was adopted to ensure compliance with the rules of the Nasdaq Stock Market LLC. As previously announced, the Amendment was approved by the Company's shareholders at the Company's annual meeting.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of the Amendment as filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 8, 2026, the Company issued a press release announcing that the Company's wholly-owned subsidiary BUZZ High Performance Computing Inc, ("BUZZ") contracted a new fiber optic network overbuild and upgrade of the carrier transport network at BUZZ's Grand Falls Data Centre in New Brunswick. The Company's estimated capital commitment be approximately $3.1 million over 5 years. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (the "Report") will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, all statements related to the planned upgrade of the Grand Falls Data Centre in New Brunswick. These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market risks, trends and conditions. These and other risks and uncertainties relating to the Company and its business can be found under the caption "Risk Factors" and elsewhere in the Company's Securities and Exchange Commission filings and reports, including the Company's Annual Information Form for the year ended March 31, 2025 which was filed as Exhibit 99.1 to the Company's Annual Report on Form 40-F for the year ended March 31, 2025, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation
99.1	Press Release dated May 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIVE DIGITAL TECHNOLOGIES LTD.

By:	/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer

Date: May 11, 2026